EXHIBIT 32.1

CERTIFICATION PURSUANT TO

18 U.S.C. SECTION 1350, AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with this Quarterly Report on Form 10-Q of Tectonic Financial, Inc. (the “Company”) for the quarter ended September 30, 2025, as filed with the U.S. Securities and Exchange Commission on the date hereof (the “Report”), A. Haag Sherman, as Chief Executive Officer of the Company, and Michelle Baird, as Executive Vice President and Chief Financial Officer of the Company, each hereby certifies, pursuant to 18 U.S.C. § 1350, as adopted pursuant to §906 of the Sarbanes-Oxley Act of 2002, that, to the best of their knowledge:

(1) The Report fully complies with the requirements of Section 13(a) or Section 15(d) of the Securities Exchange Act of 1934, as amended; and

(2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

TECTONIC FINANCIAL, INC.

Date: November 14, 2025	By:	/s/ A. Haag Sherman
A. Haag Sherman
President and Chief Executive Officer

Date: November 14, 2025	By:	/s/ Michelle Baird
Michelle Baird
Executive Vice President and Chief Financial Officer